FLEXSHARES TRUST

FORM N-SAR

File No. 811-22555

Fiscal Year Ended October 31, 2013

Exhibit Index

EX-99.77B: Accountant’s report on internal control

EX-99.77Q1(a): Copies of any material amendments to the registrant’s charter or by-laws

EX-99.77Q1(e): Copies of any new or amended Registrant investment advisory contracts

Exhibits

EX-99.77B: Accountant’s report on internal control

[Obtain from Auditor and insert]

Sub-Item 77Q1: Exhibits.

EX-99.77Q1(a): Copies of any material amendments to the registrant’s charter or by-laws

(a)(1) Amended and Restated Schedule A to the Amended and Restated Agreement and Declaration of Trust of the Trust, as of September 24, 2013, is incorporated herein by reference to Exhibit (a)(4) in Registrant’s Post-Effective Amendment No. 38 filed with the Commission on October 7, 2013 (Accession No. 0001193125-13-391895).

EX-99.77Q1(e): Copies of any new or amended Registrant investment advisory contracts

(e)(1) Amended and Restated Appendix A to the Investment Advisory and Ancillary Services Agreement, dated September 24, 2013, by FlexShares Trust and Northern Trust Investment, Inc. is incorporated by reference to Exhibit (d)(2) in Registrant’s Post-Effective Amendment No. 38 filed with the Commission on October 7, 2013 (Accession No. 0001193125-13-391895).

(e)(2) Amended and Restated Appendix A to the Investment Advisory and Ancillary Services Agreement, dated October 17, 2013, by FlexShares Trust and Northern Trust Investment, Inc. is incorporated by reference to Exhibit (d)(2) in Registrant’s Post-Effective Amendment No. 40 filed with the Commission on November 1, 2013 (Accession No. 0001193125-13-421414).

(e)(3) Amended and Restated Exhibit A to the Expense Reimbursement Agreement, dated September 24, 2013, by FlexShares Trust and Northern Trust Investment, Inc. is incorporated by reference to Exhibit (d)(4) in Registrant’s Post-Effective Amendment No. 38 filed with the Commission on October 7, 2013 (Accession No. 0001193125-13-391895).

(e)(4) Amended and Restated Exhibit A to the Expense Reimbursement Agreement, dated October 17, 2013, by FlexShares Trust and Northern Trust Investment, Inc. is incorporated by reference to Exhibit (d)(4) in Registrant’s Post-Effective Amendment No. 40 filed with the Commission on November 1, 2013 (Accession No. 0001193125-13-421414).
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